Going concern	12 Months Ended
Dec. 31, 2017
Going concern [Abstract]
Going concern
4	Going concern

The accompanying consolidated financial statements have been prepared in accordance with the IFRS, which consider the continuity of the Company as a going concern. The Company has sustained recurrent net losses, principally as a result of its comprehensive financing cost, which was mitigated by the gain on the disposition of one of its subsidiaries in 2017 (see Note 5). The consolidated financial statements do not include any adjustments related to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue to operate.

General aspects
During 2016 and 2017, the instability of the oil industry, derived from the significant drop in oil prices worldwide, significantly affected the operation of Grupo TMM, as its main client significantly reduced the services of vessels by more than 50% during those years, causing an impact on its revenue and cash flows.

Company’s Strategy
Restructuring of Grupo TMM
As discussed in Notes 1 and 5, the restructuring of Grupo TMM was completed in December 2017, whereby 85% of the shareholdings of TMM DM was transferred in benefit to the holders of trust certificates (see Note 17), which represented the loss of control of that subsidiary. Consequently, as of that date, the assets, liabilities, and the profit or loss of this subsidiary were no longer included in the consolidated financial statements of Grupo TMM. The main effects for the Company are:

•	Consolidated debt reduction in the amount of $10.4 billion pesos.
•	A gain was generated in the loss of control of TMM DM in the amount of $3.4 billion pesos.
•	The balance of stockholders’ equity amounts to $2.2 billion pesos at year end.

It is important to note that in the following years, the financial cost of the senior trust bonds will no longer be included as part of the Company’s profit or loss. That cost represented a substantial part of its net losses incurred in these last years. Moreover, Grupo TMM will continue as a maritime operator of the ships owned by TMM DM, thereby maintaining the revenues generated by the ships that it is presently operating. Under the terms of this maritime operator scheme, there is not any non-compete agreement, which allows for undertaking new business related to maritime operations.

Pursuant to the foregoing, the financial position of Grupo TMM is strengthened with regard to its leveraging level and financial burden, which will enable it to access financial markets to carry out projects with higher profitability.

Operating Strategy
With regard to the operating matter, among other things, Grupo TMM implemented a financial factoring program to improve its liquidity, an optimization scheme of costs and operating expenses, as well as a strategic diversification of its customer portfolio to reduce the high concentration and dependence upon its main customer. The entry of potential customers due to the Mexican Energy Reform will allow for taking advantage of its extensive experience in the industry, as well as the capacity and quality of the services offered by Grupo TMM.

The Company will continue to focus its efforts on strengthening the operating and financial efficiency of its specialized Maritime segments, Ports and terminals, Logistics, and Storage. Moreover, it will continue to develop viable and high return level projects, such as:

•	Storage and distribution of refined oil liquids;
•	The development of a cruise liner terminal at a tourist port of the Mexican Caribbean.
•	New ships to meet the needs that arise as a result of the Energy Reform in Mexico.

Overview
The success in implementing these medium and long-term projects will enable Grupo TMM to grow with assets and profitable operations, thereby significantly improving the capital structure of the Company and reasonably guaranteeing its ability to continue as a going concern.